DELAWARE VIP® TRUST

Delaware VIP U.S. Growth Series (the “Series”)

Supplement to the Series’ Standard Class and Service Class
Statutory Prospectuses dated April 30, 2013

The following is added to the section entitled “SERIES SUMMARY – WHO MANAGES THE SERIES – Investment manager” and after the last paragraph in the section entitled “HOW WE MANAGE THE SERIES – Investment manager”:

Delaware Investments has signed an agreement with its Focus Growth Team to establish a new joint venture called Jackson Square Partners.  Delaware Management Company intends to seek Board approval to appoint Jackson Square Partners as the sub-advisor to the Series and to authorize a proxy solicitation to obtain the requisite shareholder approval.  If the new sub-advisory arrangements are not approved, Delaware Management Company will pursue an alternative recommendation and the Series’ Board of Trustees will determine an appropriate course of action.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 18, 2014.